Exhibit 10.4

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT
(SLA)
This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is dated as of December 4, 2019 (the “Effective Date”) among SUNNOVA EZ-OWN PORTFOLIO, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA SLA MANAGEMENT, LLC, a Delaware limited liability company, as manager (in such capacity, the “Manager”), SUNNOVA SLA MANAGEMENT, LLC, a Delaware limited liability company, as servicer (in such capacity, the “Servicer”), SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, a Delaware limited liability company (the “Seller”), the financial institutions parties hereto (each such financial institution (including any Conduit Lender), a “Lender” and collectively, the “Lenders”), each Funding Agent representing a group of Lenders party hereto (each a “Funding Agent” and, collectively, the “Funding Agents”), and CREDIT SUISSE AG, NEW YORK BRANCH, as agent for the Lenders (in such capacity, the “Agent”).
RECITALS:
WHEREAS, the Borrower, the Manager, the Servicer, the Seller, the Lenders, the Funding Agents, the Agent, Wells Fargo Bank, National Association, as paying agent, and U.S. Bank National Association, as custodian, entered into the Amended and Restated Credit Agreement, dated as of March 27, 2019 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in accordance with Section 10.2 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement subject to the terms hereof;
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows (except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein):

SECTION 1.01.	AMENDMENTS.
Subject to the satisfaction of the conditions precedent set forth in Section 2.01 below, the Credit Agreement shall be, and it hereby is, amended as follows:
(a)    Section 4.1 of the Credit Agreement is hereby amended by adding a new subsection (V) at the end thereof to read in its entirety as follows:

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(V)    Beneficial Ownership Certification. The information included in any Beneficial Ownership Certification delivered by the Borrower is true and correct in all respects.
(b)    Section 5.1 of the Credit Agreement is hereby amended by adding a new subsection (X) at the end thereof to read in its entirety as follows:
(X)    Beneficial Owner Certification. Promptly following any request therefor, the Borrower shall provide such information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the Patriot Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.
(c)    Section 6.1(E) of the Credit Agreement are hereby amended and restated in its entirety to read as follows:
(E)    Insolvency Event. An Insolvency Event shall have occurred with respect to SEI, Parent, the Seller or the Borrower.
(d)    Article X of the Credit Agreement is hereby amended by adding a new Section 10.27 at the end thereof to read in its entirety as follows:
Section 10.27    Acknowledgement Regarding Any Supported QFCs. To the extent that the Transaction Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Transaction Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Transaction Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Transaction Documents were governed by the laws of the United States or a state of the United States.
(e)    Each of the following defined terms appearing in Exhibit A of the Credit Agreement are hereby amended and restated in their respective entireties to read as follows:
“Advance Rate” shall mean, as of any date of determination, with respect to each Eligible Solar Loan, the lesser of (A) (i) if the Related Property for such Eligible Solar Loan is located in a state of the United States and such Eligible Solar Loan is not a Substantial Stage Date Solar Loan, 85%; (ii) if the Related Property for such Eligible Solar Loan is located in an Approved U.S. Territory and such Eligible Solar Loan is not a Substantial Stage Date Solar Loan, 75% and (iii) if such Eligible Solar Loan is a Substantial Stage Date Solar Loan, 70% during the Temporary Step-Up Period and 60% at all times thereafter; and (B) the amount, expressed as a percentage, determined by dividing (x) 94% of the purchase price for the related PV System or Independent Energy Storage System (as applicable, in each case as set forth in the related Solar Loan Contract and any installation agreement related thereto) by (y) the Solar Loan Balance for such Solar Loan; provided however that if the Weighted Average Advance Rate with respect to all Eligible Solar Loans for which the Related Property is located in a state of the United States and which are not Substantial Stage Date Solar Loans would exceed 83% as of such date, the Advance Rate with respect to all such Eligible Solar Loans for which the Related Property is located in a state of the United States and which are not Substantial Stage Date Solar Loans shall be 83%.
“Carrying Cost” shall mean, as of any date of determination, the sum of (i) the Swap Rate as of such date of determination, (ii) the Usage Fee Rate and (iii) 0.75%.
“Hedge Requirements” shall mean the requirements of the Borrower to within two (2) Business Days of the Restatement Date and on each Borrowing Date thereafter, enter into and maintain according to the provisions hereof (for the avoidance of doubt, including breakage or modification to remain within the required amortizing schedule) one or more (i) fixed-floating interest rate swap agreements at the then applicable Hedge Swap Rate or (ii) interest rate cap agreements for which the strike rate is not more than 2.75%. In each case, the interest rate agreement shall be (x) entered into with a Qualifying Hedge Counterparty and (y) on an amortizing schedule that does not exceed 110.0% but is not less than 90.0% of the expected amortization schedule of the aggregate outstanding principal balance of the Loan Notes associated with the Advance made on such date (unless the notional amount of such swap agreements previously entered into in connection with prior Advances is sufficient to satisfy such notional balance requirement) on terms and conditions and pursuant to such documentation as shall be reasonably acceptable to the Agent.
“Lender Fee Letter” shall mean that certain fee letter agreement, dated as of the Third Amendment Effective Date, entered into by and between the Agent and the Borrower.

“Temporary Step-Up Period” shall mean the period from the Third Amendment Effective Date to the earlier to occur of (i) the closing date of the first Takeout Transaction to occur following the Third Amendment Effective Date and (ii) March 31, 2020.
(f)    Exhibit A of the Credit Agreement is hereby further amended by adding the following new defined terms in the appropriate alphabetical sequence to read in their respective entireties as follows:
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” shall have the meaning set forth in Section 10.27 hereof.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Hedge Swap Rate” shall mean, the then current fixed versus LIBOR swap rate associated with the weighted average life of the expected amortization schedule of the Aggregate Outstanding Advances which is determined by the Agent’s proprietary model and mutually agreed upon by the Agent and the Borrower.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” shall have the meaning set forth in Section 10.27 hereof.
“Supported QFC” shall have the meaning set forth in Section 10.27 hereof.
“Third Amendment Effective Date” means December 4, 2019.
“U.S. Special Resolution Regime” shall have the meaning set forth in Section 10.27 hereof.
(g)    Exhibit A of the Credit Agreement is hereby further amended by deleting the following defined term in its entirety:
“Swap Rate” shall mean, the then current fixed versus LIBOR swap rate associated with the weighted average life of the expected amortization schedule of the Aggregate Outstanding Advances which is determined by the Agent’s proprietary model and mutually agreed upon by the Agent and the Borrower.

SECTION 2.01.	CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT.
The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
(a)    The Agent, the Borrower, the Manager, the Servicer, the Seller, and the Lenders shall have executed and delivered this Amendment;

(b)    The Agent shall have received an executed copy of the Lender Fee Letter; and
(c)    The Agent shall have received the amendment fee set forth in Section 2.5(H) of the Credit Agreement.

SECTION 3.01.	REPRESENTATIONS AND WARRANTIES
Each of the Borrower, the Manager, the Servicer, and the Seller hereby represents and warrants to the Secured Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of the Borrower, the Manager, the Servicer, and the Seller, as applicable, are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), and (b) no Amortization Event, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing.

SECTION 4.01	REFERENCES IN ALL TRANSACTION DOCUMENTS.
To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.

SECTION 5.01.	COUNTERPARTS.
This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

SECTION 5.02.	GOVERNING LAW.
THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5‑1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 5.03.	SEVERABILITY OF PROVISIONS.
If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

SECTION 5.04.	CONTINUING EFFECT.
Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

SECTION 5.05.	SUCCESSORS AND ASSIGNS.
This Amendment shall be binding upon and inure to the benefit of the Borrower, the Paying Agent, the Custodian and the Agent and each Lender, and their respective successors and permitted assigns.

SECTION 5.06.	NO BANKRUPTCY PETITION.
Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding indebtedness for borrowed money of a Conduit Lender or any CS Conduit Lender, it will not institute against, or join any other Person in instituting against such Conduit Lender or CS Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or of any other jurisdiction.
Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of each Loan Note, it will not institute against, or join any other Person in instituting against the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 5.06 shall survive the termination of this Amendment.

SECTION 5.07	COSTS AND EXPENSES.
The Borrower agrees to pay all costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration, modification, amendment and/or waiver of this Amendment as required by Section 10.6 of the Credit Agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Amended and Restated Credit Agreement be executed and delivered as of the date first above written.
SUNNOVA EZ-OWN PORTFOLIO, LLC, as the Borrower

By: /s/ Christopher Smith
Name: Christopher Smith
Title: SVP, Head of Finance and Treasurer
SUNNOVA SLA MANAGEMENT, LLC,
as Manager

By: /s/ Christopher Smith
Name: Christopher Smith
Title: SVP, Head of Finance and Treasurer
SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, as Seller

By: /s/ Christopher Smith
Name: Christopher Smith
Title: SVP, Head of Finance and Treasurer
SUNNOVA SLA MANAGEMENT, LLC,
as Servicer

By: /s/ Christopher Smith
Name: Christopher Smith
Title: SVP, Head of Finance and Treasurer

[Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement]

CREDIT SUISSE AG, NEW YORK BRANCH, as Agent

By: /s/ Kenneth Aini
Name: Kenneth Aini
Title: Vice President
By: /s/ Kevin Quinn
Name: Kenneth Aini
Title: Vice President
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Committed Lender

By: /s/ Kenneth Aini
Name: Kenneth Aini
Title: Authorized Signatory
By: /s/ Kevin Quinn
Name: Kevin Quinn
Title: Authorized Signatory
GIFS CAPITAL COMPANY, LLC, as a Conduit Lender

By: /s/ Carey D. Fear
Name: Carey D. Fear
Title: Manager

[Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement]

ALPINE SECURITIZATION LTD, as a Conduit Lender

By: Credit Suisse AG, New York Branch, as attorney-in-fact

By: /s/ Kenneth Aini
Name: Kenneth Aini
Title: Vice President
By: /s/ Kevin Quinn
Name: Kevin Quinn
Title: Vice President

[Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement]